                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 23, 2004

                              Majesco Holdings Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            333-70663                                     06-1529524
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      (Commission File Number)                 (IRS Employer Identification No.)

  160 Raritan Center Parkway, Edison, New Jersey                08837
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (732) 225-8910
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

         This Amendment to our Current Report on Form 8-K dated August 23, 2004 is being filed to amend certain information contained in Item 5.02 of the initially filed Current Report relating the terms of employment of Carl
Yankowski as well as to file as an exhibit the employment agreement described in such item.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

         On August 27, 2004, Majesco Holdings Inc. (the "Company") issued a press release announcing the appointment of Carl Yankowski as the Company's
Chief Executive Officer and Chairman of the board of directors (the "Board") as of August 24, 2004 (the "Effective Date"). A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

         From November 2001 to August 2004, Mr. Yankowski was an active
Principal of the Westerham Group LLC, a management and consulting firm. From
March 2002 to the present, he has served as the Chairman of CRF, Inc., an electronic patient diaries company. From November 1999 to November 2001, he served as Chief Executive Officer of Palm, Inc., a handheld devices and solutions company. Prior to that, he was Chief Executive Officer of Reebok Brand at Reebok International Ltd., a sports footwear and apparel company. He was also
President of Sony Electronics. Mr. Yankowski also served on the board of directors of Novell Inc. from June 2001 to February 2003, and currently serves on the board of directors of Chase Corporation, Informatica, TNX Television
Holdings, Inc. and a number of privately-held companies. Mr. Yankowski holds a
Bachelor of Science in Electrical Engineering and a Bachelor of Science in
Management from the Massachusetts Institute of Technology, where he is on the board of the Sloan School of Management.

         The Company entered into an employment agreement with Mr. Yankowski that provides for an annual base salary of $375,000. He is also eligible to receive a discretionary bonus of up to $62,500 for the period from the Effective
Date through the close of the Company's fiscal year and a discretionary bonus for each annual period thereafter of up to 100% of his base salary or more, if so determined by the compensation committee of the Board, in accordance with the terms of the agreement. In addition, Mr. Yankowski was granted, pursuant to the
Company's 2004 Employee, Director and Consultant Stock Plan, options to purchase a total of 6,950,000 shares of the Company's common stock, which options have various exercise prices and vesting schedules, and expire ten (10) years from the grant date. He is also eligible to receive a bonus of $1,000,000, on a post-tax basis, and additional "gross-up" payments to the extent he is subject to any tax liability as a result of his receipt of an "excess parachute payment", upon a change in control of the Company, subject to certain conditions. If the Company terminates Mr. Yankowski's employment without cause
(as defined in the agreement) or the agreement is terminated by Mr. Yankowski for good reason (as defined in the agreement), Mr. Yankowski will receive severance benefits from the Company including, among other benefits and severance payments, continued payment of his then base salary for a period of 12 months, a percentage of the annual bonus (provided an annual bonus would have otherwise been awarded), and immediate vesting and exercisability of his unvested stock options (or other unvested compensatory equity awards) as if he remained in the employ of the Company for 18 months following such termination.
The agreement contains customary confidentiality,
non-competition/non-solicitation, and indemnification terms and is terminable at-will by either party.

         The Company has agreed to continue to nominate Mr. Yankowski to the
Board at each meeting of stockholders involving the election of directors. Mr.
Yankowski is not expected to serve on any committees of the Board.

        The foregoing description is qualified in its entirety by reference to the employment agreement, dated as of August 24, 2004, by and between the
Company and Carl Yankowski, which is being filed as Exhibit 10.1 hereto.

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

         On August 23, 2004, the Company, by unanimous written consent of the
Board, amended Section 6.7 of its Amended and Restated Bylaws to allow for separate persons to hold the titles of President and Chief Executive Officer, if so determined by the Board. The previous provision provided that the President shall also be the Chief Executive Officer of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

EXHIBIT
NUMBER                       EXHIBIT TITLE OR DESCRIPTION
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10.1       Employment Agreement, dated as of August 24, 2004, by and between
           Majesco Holdings Inc. and Carl Yankowski

99.1       Press release dated August 27, 2004 (incorporated by reference to the Current Report on Form 8-K, dated August 23, 2004, and filed
           August 27, 2004 (File No. 333-70663)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           Majesco Holdings Inc.
                                                          (Registrant)

Date: August 30, 2004
                                                  By:    /s/ Carl J. Yankowski
                                                         ---------------------
                                                         Carl J. Yankowski
                                                         Chief Executive Officer